UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 3, 2008

AMDL, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-27689	33-0413161
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2492 Walnut Avenue, Suite 100, Tustin, California		92780
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-505-4461

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On July 7, 2008, we issued a press release announcing the receipt of a letter of determintion from the United States Food and Drug Administration ("FDA")with regard to DR-70. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by this reference

Item 8.01 Other Events.

On July 3, 2008, we received a letter of determination from the FDA that the Registrant's DR-70 ELISA tumor-associated antigen immunoligical test system was "substantially equivalent" to the existing predicate device being marketed. The letter grants Registrant the right to market the DR-70 test as a device to monitor patients who have been previously diagnosed with colorectal cancer.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.
99.1 Press release, dated July 7, 2008 announcing the FDA's determination.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMDL, Inc.

July 7, 2008	By:	Gary L. Dreher

Name: Gary L. Dreher
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Re FDA Determination Letter on DR-70 dated July 7, 2008